FOURTH AMENDMENT TO LOAN AGREEMENT

Principal	Loan Date	Maturity	Loan No	Call / Coll	Account	Officer	Initials
$750,000.00	04-29-2019	04-28-2020	8197223	IE		***	

References in the boxes above are for Lender's use only and do not limit the applicability of this document to any particular loan or item. Any item above containing "****" has been omitted due to text length limitations.

Borrower: Reliv' International, Inc.; Reliv', Inc.; Reliv' World Corporation; and SL Technology, Inc.
136 Chesterfield Industrial Blvd
Chesterfield, MO 63005

Lender: Enterprise Bank & Trust
St. Peters
300 St. Peters Centre Boulevard
St. Peters, MO 63376

This Fourth Amendment to Business Loan Agreement ("Amendment") dated April 29, 2019, references and amends a certain Business Loan Agreement dated as of September 30, 2015 ("Loan Agreement") between Enterprise Bank & Trust ("Lender") and Reliv' International, Inc., Reliv', Inc., Reliv' World Corporation and SL Technology, Inc. ("Borrower").

RECITALS

A. Lender and Borrower have previously entered into the above referenced Loan Agreement, together with the First, Second and Third Amendments thereto.

B. Lender and Borrower wish to modify and amend the terms and conditions of the Loan Agreement, as hereinafter provided.

NOW THEREFORE, in consideration of the covenants and mutual agreements of the parties contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

This Amendment shall remove the **Unused Line Fee** requirement.

The Loan Agreement as amended hereby shall continue in full force and effect until such time as all of Borrower's obligations and indebtedness to Lender have been paid in full, including principal, interest, costs and expenses.

Borrower confirms and acknowledges to Lender that (i) all of the representations, warranties and covenants contained in the Loan Agreement as of the date of this Amendment are true and correct in all material respects and (ii) there now exists no event of default under the Loan Agreement or any event or omission that with the giving of notice or the passage of time would constitute an event of default under the Loan Agreement.

Except as expressly set forth in this Amendment, all terms and conditions of the Loan Agreement and all other instruments, agreements and documents executed in connection with the Loan Agreement and the Notes shall remain unmodified and in full force and effect.

Electronic Signature. This Amendment to Loan Agreement may be signed and transmitted electronically or by facsimile machine or telecopier; the signature of any person on an electronically (including without limitation, as a portable digital format document (.pdf) or facsimile transmitted copy hereof shall be considered an original signature; and an electronically or facsimile transmitted copy hereof shall have the same binding effect as an original signature on an original document. At the request of any party hereto, any electronic, facsimile or telecopy copy of this Amendment shall be re-executed in original form. No party hereto may raise the use of electronic mail, a facsimile machine or telecopier or the fact that any signature was transmitted through the use of electronic mail or a facsimile or telecopier as a defense to the enforcement of this Amendment.

ORAL AGREEMENTS. ORAL OR UNEXECUTED AGREEMENTS OR COMMITMENTS TO LOAN MONEY, EXTEND CREDIT OR TO FOREBEAR FROM ENFORCING REPAYMENT OF A DEBT INCLUDING PROMISES TO EXTEND OR RENEW SUCH DEBT ARE NOT ENFORCEABLE, REGARDLESS OF THE LEGAL THEORY UPON WHICH IT IS BASED THAT IS IN ANY WAY RELATED TO THE CREDIT AGREEMENT. TO PROTECT YOU (BORROWER(S)) AND US (CREDITOR) FROM MISUNDERSTANDING OR DISAPPOINTMENT, ANY AGREEMENTS WE REACH COVERING SUCH MATTERS ARE CONTAINED IN THIS WRITING, WHICH IS THE COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENT BETWEEN US, EXCEPT AS WE MAY LATER AGREE IN WRITING TO MODIFY IT.

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date and year first above written.

BORROWER:

RELIV' INTERNATIONAL, INC.

By:______________________________
Ryan A. Montgomery, CEO of Reliv' International, Inc.

By:______________________________
Steven D. Albright, Senior Vice President/CFO of Reliv' International, Inc.

RELIV', INC.

By:______________________________
Ryan A. Montgomery, President of Reliv', Inc.

By:______________________________
Steven D. Albright, Treasurer of Reliv', Inc.

RELIV' WORLD CORPORATION

By:______________________________
Ryan A. Montgomery, President of Reliv' World Corporation

By:______________________________
Steven D. Albright, Treasurer of Reliv' World Corporation

SL TECHNOLOGY, INC.

By:______________________________
Ryan A. Montgomery, President of SL Technology, Inc.

By:______________________________
Steven D. Albright, Treasurer of SL Technology, Inc.

LENDER:

ENTERPRISE BANK & TRUST

X______________________________
Authorized Officer